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                                                                    Exhibit 99.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K/A, into Charles E. Smith Residential Realty L.P.'s previously filed Registration Statement File No. 33-82382.


                                           /s/ Arthur Andersen LLP

                                           ARTHUR ANDERSEN LLP


Washington, D.C.
August 21, 1997

                                     E-16